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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)                   MARCH 3, 1998
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                               BOYDS WHEELS, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       CALIFORNIA                      0-26738                 93-1000272
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(STATE OR OTHER JURISDICTION         (COMMISSION             (IRS EMPLOYER
  OF INCORPORATION)                  FILE NUMBER)         IDENTIFICATION NUMBER)


                 8380 CERRITOS AVENUE, STANTON, CALIFORNIA 90680
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (714) 952-4038


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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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                                                                     Page 1 of 5
                                                         Exhibit Index on Page 4

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ITEM 4.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


(a)     Previous Independent Accountants

        (i) On March 3, 1998, Coopers & Lybrand L.L.P. resigned as the independent accountants for Boyds Wheels, Inc. (the "Company").

        (ii) Neither of the reports of Coopers & Lybrand L.L.P. on the Company's financial statements for the two most recent fiscal years contained an adverse opinion or a disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope or accounting principles.

        (iii) During the Company's two most recent fiscal years and through March 3, 1998, there were no disagreements with Coopers & Lybrand L.L.P. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Coopers & Lybrand L.L.P., would have caused them to make a reference thereto in their report on the financial statements for such years.

        (iv) During the Company's two most recent fiscal years and through March 3, 1998, there have been no reportable events (as defined in Regulation S-B Item 304(a)(1)(iv)(B)).

        (v) The Company has requested that Coopers & Lybrand L.L.P. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Coopers & Lybrand L.L.P. agrees with the above statements. A copy of such letter, dated March __, 1998, is filed as Exhibit 16 to this Form 8-K.

(b) The Company engaged Squar, Milner & Reehl, Inc. as its new independent accountants as of March 3, 1998.

(c) During the Company's two most recent fiscal years and through March 3, 1998, neither the Company, nor anyone on its behalf, consulted with Squar, Milner & Reehl, Inc. regarding either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or any matter that was either a subject of disagreement (as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instructions to that Item) or a reportable event (as described in Item 304(a)(1)(iv)(B) of Regulation S-B).


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial statements of businesses acquired.

               None

(b)     Pro forma financial information.

               None

(c)     Exhibits

               16     Letter regarding change in certifying accountant.


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                                   SIGNATURES
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   BOYDS WHEELS, INC.



Date:  March 10, 1998                              By: /s/David M. Asher
                                                       -------------------------
                                                       David M. Asher
                                                       President


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                                  EXHIBIT INDEX
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
Exhibit                                                                 Sequential
Number                                                                  Page Number
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

  16            Letter regarding change in certifying accountant.            4


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